                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    SEILER POLLUTION CONTROL SYSTEMS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                    SEILER POLLUTION CONTROL SYSTEMS, INC.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                    Seiler Pollution Control Systems, Inc.
                            555 Metro Place North
                              Dublin, Ohio 43017



                                August 31, 1998



Dear Stockholder:


     You are cordially invited to attend a Special Meeting of Stockholders (the "Special Meeting") of Seiler Pollution Control Systems, Inc. (the "Company"), which will be held at the Company's offices located at 555 Metro Place North, Suite 100, Dublin, Ohio 43017, on Thursday, September 24, 1998 commencing at 9:00 a.m. (local time). We look forward to greeting as many of our stockholders as are able to be with us.



     At the Special Meeting, you will be asked to: (1) consider and act upon a proposal to approve a reverse stock split of all issued and outstanding shares of Common Stock and (2) transact such other business as may properly come before the meeting and any adjournment thereof.



     We hope you will find it convenient to attend the meeting in person. Whether or not you expect to attend, to assure your representation at the meeting and the presence of a quorum, please complete, date, sign and mail promptly the enclosed proxy card (the "Proxy"), for which a return envelope is provided. No postage need be affixed to the Proxy if it is mailed in the United States. After returning your Proxy, you may, of course, vote in person on all matters brought before the meeting.



                              Yours sincerely,



                              Dr. Gerold Weser,
                              Chairman of the Board and
                              Chief Executive Officer

                    Seiler Pollution Control Systems, Inc.
                            555 Metro Place North
                              Dublin, Ohio 43017

                               _______________


                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        To Be Held on September 24, 1998



     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of Seiler Pollution Control Systems, Inc., a Delaware corporation (the "Company"), will be held at Seiler Pollution Control Systems, Inc. located at 555 Metro Place North, Suite 100, Dublin, Ohio 43017, on Thursday, September 24, 1998, at 9:00 a.m. (local time), for the purpose of considering and voting upon the following matters:



     (1) To consider and act upon a proposal to approve and adopt a reverse stock split of all issued and outstanding shares of Company common stock thereby reducing the number of issued and outstanding shares in accordance with such reverse stock split (and adding those shares of common stock otherwise canceled as a result of the reverse stock split to its currently authorized shares thereby increasing the number of authorized and unissued shares of its common stock; it being understood that the number of currently authorized but unissued shares of Company common stock are not subject to reversal; and



     (2) To transact such other business as may properly come before the meeting and any adjournment thereof.



     The accompanying proxy is solicited by the Board of Directors of the Company. A copy of the Company's Proxy Statement and form of proxy are enclosed.



     Only stockholders of record as of the close of business on August 24, 1998 are entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Such stockholders may vote in person or by proxy.



     You are cordially invited to be present at the Special Meeting. It is important to you and to the Company that your shares are voted at the Special Meeting.



                              By Order of the Board of Directors



                              Dr. Gerold Weser
                              Chairman of the Board and
August 31, 1998               Chief Executive Officer



                              IMPORTANT NOTICE:


          WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT CAREFULLY AND THEN TO SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE. AS SET FORTH IN THE PROXY STATEMENT, THE GIVING OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO ATTEND AND TO VOTE AT THE SPECIAL MEETING.

                    SEILER POLLUTION CONTROL SYSTEMS, INC.


                               ________________


                               PROXY STATEMENT
                       SPECIAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON SEPTEMBER 24, 1998



     This Proxy Statement and the accompanying form of proxy ("Proxy") are being furnished to the stockholders of Seiler Pollution Control Systems, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of Proxies by the Board of Directors of the Company for use at the Special Meeting of Stockholders (the "Special Meeting") to be held at Seiler Pollution Control Systems, Inc. located at 555 Metro Place North, Suite 100, Dublin, Ohio 43017, on September 24, 1998, at 9:00 a.m. (local time), and at any adjournment thereof. Only stockholders of record as of the close of business on August 24, 1998 (the "Record Date") will be entitled to notice of, and to vote at, the Special Meeting.



     The Proxy Statement and the accompanying Proxy are being sent or given to the stockholders on or about August 31, 1998.



     At the Special Meeting, the stockholders of the Company will be asked to:
(1) consider and act upon a proposal to approve a reverse stock split of all issued and outstanding shares of Company common stock thereby reducing the number of issued and outstanding shares in accordance with such reverse stock split and adding those shares of common stock otherwise canceled as a result of the reverse stock split to its currently authorized shares thereby increasing the number of authorized and unissued shares of its common stock; it being understood that the number of currently authorized but unissued shares of Company common stock are not subject to reversal; and (2) transact such other business as may properly come before the meeting and any adjournment thereof.



     The principal executive office of the Company is located at 555 Metro Place North, Dublin, Ohio 43017. The Company's telephone number is (614) 791-3272.



     STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING FORM OF PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                   GENERAL


Solicitation of Proxies


     If the accompanying Proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified in the Proxy. In the absence of instructions to the contrary, such shares will be voted to (1) approve a reverse stock split of all issued and outstanding shares of Company common stock thereby reducing the number of issued and outstanding shares in accordance with such reverse stock split and adding those shares of common stock otherwise canceled as a result of the reverse stock split to its currently authorized shares thereby increasing the number of authorized and unissued shares of its common stock; it being understood that the number of currently authorized but unissued shares of Company common stock are not subject to reversal; and (2) transact such other business as may properly come before the meeting and any adjournment thereof. The Board of Directors does not currently intend to bring any other matters before the Special Meeting and is not aware of any matters that will come before the Special Meeting other than as described herein. In the absence of instructions to the contrary, however, it is the intention of each of the persons named in the accompanying Proxy to vote all properly executed Proxies on behalf of the stockholders they represent in accordance with their discretion with respect to any such other matters properly coming before the Special Meeting. The expenses with respect to this solicitation of Proxies will be paid by the Company.


Revocation of Proxies


     Any stockholder may revoke such stockholder's Proxy at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation). A Proxy may be revoked by written notice of revocation received prior to the Special Meeting, by attending the Special Meeting and voting in person or by submitting a signed Proxy bearing a subsequent date. A written notice revoking a previously executed Proxy should be sent to the Company at 555 Metro Place North, Dublin, Ohio 43017, Attention:
Secretary. Attendance at the Special Meeting will not in and of itself constitute a revocation of a Proxy.


Voting Securities and Beneficial Ownership


     Only holders of record of the Common Stock of the Company as of the close of business on the Record Date will be entitled to vote at the Special Meeting. Each share of Common Stock entitles the registered holder thereof to one vote on each matter to come before the Special Meeting. As of the close of business on August 31, 1998 there were __________ shares of the Common Stock outstanding. The presence, in person or by Proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the Special Meeting will constitute a quorum. Votes that are withheld will be counted for purposes of determining the presence or absence of a quorum but will have no other effect. Broker non-votes, if any, will similarly be counted solely for purposes of determining the presence or absence of a quorum.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT



     The following table sets forth certain information regarding beneficial ownership of the Common Stock as of August 31, 1998 (except where otherwise noted) with respect to (a) each person or firm known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (b) each director of the Company, (c) each executive officer of the Company and (d) all officers and directors of the Company as a group:

                                             Percentage of
         Number of Shares                     Beneficially   Shares Beneficially
Name and Address of Beneficial Owner            Owned (2)         Owned (1)
------------------------------------         -------------   ------------------
Wilfried Groote
28 rue Emile de Loth
98000 Monaco

PTI Management AG (4)
Witikoenstrasse 311B
CH-8053
Zurich, Switzerland

Dr. Gerold Weser
Seiler TSB GmbH
Dorfstrasse 12
D-22941
Jersbek, Germany

Werner Heim (3) (4)
Seestrasse 17
CH-8702
Zollikon 2, Switzerland

Alan B. Sarko
Seiler Pollution Control Systems, Inc.
555 Metro Place North, Suite 100
Dublin, Ohio USA 43017

Niklaus Seiler
Seiler Hochtemperatur-Trennanlagen AG
Conradin Zschokke-Strasse
CH 5312
Dottingen, Switzerland

Eckart Busch
Petit Schoenberg 61
CH-1700
Fribourg, Switzerland

Morris D, Jaffe Jr.
711 Navarro Street, Suite 707
San Antonio, Texas 78205

All directors and officers
As a group  (4 persons)


(1)  On the basis of ____________ shares outstanding on August 31, 1998.
(2) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of the Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities, which may be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date of this Proxy Statement, have been exercised.
(3) Except for 105,500 shares owned by Mr. Heim, the shares represented are in the form of options to purchase shares of Seiler Common Stock. The options are presently exercisable and are not transferable. The options were granted pursuant to the Company's 1993 Non-Statutory Stock Option Plan, 1994 Non-Statutory Stock Option Plan or 1995 Non-Statutory Stock Option Plan.
(4) Mr. Heim is a control person of PTI Management AG but he disclaims beneficial ownership of any such shares.

                                PROPOSAL NO.  1



                              REVERSE STOCK SPLIT
                NO LESS THAN 1 FOR 4 BUT NO MORE THAN 1 FOR 10



GENERAL


     The Board of Directors of the Company has approved a proposal (the "Reverse Stock Split Proposal") to effect a reverse stock split of the Company's outstanding Common Stock, $.0001 par value per share (the "Common Stock"), subject to the approval by the shareholders of the Company. Approval of the reverse stock split will authorize the Board in its discretion to effectuate a reverse stock split on no less than a 1 for 4 basis and no more than a 1 for 10 basis dependent upon current stock price and related considerations. For purposes of this Proxy Statement an assumption is being made - solely for illustrative purposes - that the Board will choose to effectuate a 1 for 4 reverse stock split. However, such may not be the case as the Board has the
discretion to authorize up to a 1 for 10 reverse stock split.    The Reverse
Stock Split Proposal provides for the combination and reclassification of the presently issued and outstanding shares of Common Stock, into a smaller number of shares of identical Common Stock, on the basis of one share of Common Stock for each four (or greater number of shares up to 10) shares of Common Stock previously issued and outstanding (the "Reverse Stock Split"). Except as may result from the payment of cash for fractional shares as described below, each shareholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as each shareholder did immediately prior to the Reverse Stock Split. If approved by the shareholders of the Company as provided herein, the Reverse Stock Split will be effected in as timely a manner as is practicable and in accordance with applicable law (the "Effective Time" or "Effective Date"). Upon effectiveness the reverse split shall have the effect of reducing the number of issued and outstanding shares in accordance with such reverse stock split (thereby adding those shares of Common Stock otherwise canceled as a result of the reverse split to its currently authorized shares thereby increasing the number of authorized and unissued shares of Company Common Stock which are not subject to reversal).



     The following discussion assumes, solely for illustrative purposes, a 1 for 4 reverse stock split.



     At the Effective Time, each share of Common Stock issued and outstanding will automatically be reclassified and converted into one-fourth of a share of Common Stock. Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split. Shareholders entitled to receive a fractional share of Common Stock as a consequence of the Reverse Stock Split will, instead, receive from the Company a cash payment in U.S. dollars equal to such fraction multiplied by four times the arithmetic mean average closing bid price per share of the Common Stock on the NASDAQ Stock Market, Inc. ("NASDAQ") for the five trading days immediately preceding the Effective Date.



     The Company expects that, if the Reverse Stock Split Proposal is approved by the shareholders at the Special Meeting, the Reverse Stock Split will be effectuated promptly. However, notwithstanding approval of the Reverse Stock Split Proposal by the shareholders of the Company, the Board of Directors of the Company may elect not to effectuate or to delay the Effective Time of the Reverse Stock Split, if the Board of Directors determines that the Reverse Stock Split would not be in the best interest of the Company's shareholders at such time. As heretofore indicated, the Board of Directors may also determine the extent of the reverse stock split subject to the parameters hereinafter indicated (but no greater than 1 for 10). Factors leading to such a determination could include, without limitation, any possible effect on NASDAQ listing or future securities offerings (see "Reasons for the Reverse Stock Split Proposal," below).


REASONS FOR THE REVERSE STOCK SPLIT


     The primary purpose of the Reverse Stock Split is to combine the outstanding shares of Common Stock so that the Common Stock outstanding after giving effect to the Reverse Stock Split trades at a significantly higher price per share than the Common Stock outstanding before giving effect to the Reverse Stock Split.



     During the 1997 calendar year, the closing bid price for the Common Stock on the SmallCap tier of The NASDAQ Stock Market, Inc. (the "NASDAQ SmallCap Market") ranged from $_______ to $______ per share. The closing bid price for
the Common Stock on August 31, 1998, was $0.______ per share.    The Company
believes that such a low quoted market price per share may discourage potential new investors, increase market price volatility and decrease the liquidity of the Common Stock. Most importantly, pursuant to new NASDAQ SmallCap Market rules that went into effect on February 23, 1998 (the "New NASDAQ Listing Requirements") the minimum bid price for the Company's Common Stock must be at least $1.00 per share for continued inclusion of the Common Stock on the NASDAQ SmallCap Market. The Company believes, but cannot assure, that the Reverse Stock Split will enable the Common Stock to trade above the minimum bid price established by the New NASDAQ Listing Requirements.



     The Company believes that maintaining the listing of the Common Stock on NASDAQ is in the best interests of the Company and its shareholders. Inclusion on NASDAQ increases liquidity and may potentially minimize the spread between the "bid" and "asked" prices quoted by market makers. Further, a NASDAQ listing may enhance the Company's access to capital and increase the Company's flexibility in responding to anticipated capital requirements. The Company believes that prospective investors will view an investment in the Company more favorably if its shares continue to qualify for listing on NASDAQ.



     A secondary benefit that would be created as a result of approval of the Reverse Stock Split proposal is that the number of authorized but unissued shares would necessarily increase since only issued and outstanding shares are subject to Reverse Stock Split and all shares canceled as a result of the Reverse Stock Split will be added to authorized but unissued shares; it being understood that the number of currently authorized but unissued shares of Company Common Stock are not subject to reversal. The availability of additional authorized but unissued shares may be of benefit to the Company in the event that it engages in future (a) debt and/or equity financing and/or (b) acquisitions, mergers or other forms of business combinations - in which instances availability of such authorized but unissued shares may prove to be essential.



     For the above reasons, the Company believes that the Reverse Stock Split is in the best interests of the Company and its shareholders. However, there can be no assurances that the Reverse Stock Split will have the desired consequences. The Company anticipates that, following the consummation of the Reverse Stock Split, the Common Stock will trade at a price per share that is significantly higher than the current market price of the Common Stock. However, there can be no assurance that, following the Reverse Stock Split, the Common Stock will trade at four times the market price of the Common Stock prior to the Reverse Stock Split.


EFFECT OF THE REVERSE STOCK SPLIT PROPOSAL (ASSUMING 1 FOR 4 STOCK SPLIT FOR ILLUSIVE PURPOSES ONLY)

Subject to shareholder approval, the Reverse Stock Split Proposal will be effected in as timely a manner as is practicable and in accordance with applicable law (the "Effective Time" or "Effective Date"). The actual timing of the Effective Date (assuming approval of the Reverse Stock Split Proposal at the Special Meeting) will be determined by the Company's management (as well as the extent of the Reverse Stock Split as heretofore indicated) based upon their evaluation as to when such action will be most advantageous to the Company and its shareholders. The Company reserves the right to forego or postpone effectiveness of the Reverse Stock Split Proposal, if such action is determined to be in the best interests of the Company and its shareholders.


     Each shareholder that owns fewer than four shares of Common Stock will have such shareholder's fractional share of Common Stock converted into the right to receive cash as set forth below in "Exchange of Stock Certificates and Payment for Fractional Shares." The interest of such shareholder in the Company will thereby be terminated, and such shareholder will have no right to share in the assets or future growth of the Company. Each shareholder that owns four or more shares of Common Stock will continue to own shares of Common Stock and will continue to share in the assets and future growth of the Company as a shareholder. Such interest will be represented by one-fourth as many shares as such shareholder owned before the Reverse Stock Split, subject to the adjustment for fractional shares in which case such shareholder shall receive cash in lieu of such fractional share. The number of shares of Common Stock that may be purchased upon the exercise of outstanding options, warrants, and other securities convertible into, or exercisable or exchangeable for, shares of Common Stock (collectively, "Convertible Securities") and the per share exercise or conversion prices thereof, will be adjusted appropriately as of the Effective Date, so that the aggregate number of shares of Common Stock issuable in respect of Convertible Securities immediately following the Effective Date will be one-fourth of the number issuable in respect thereof immediately prior to the Effective Date, the per share exercise price immediately following the Effective Date will be 400% of the per share exercise or conversion price immediately prior to the Effective Date, and the aggregate exercise or conversion prices thereunder shall remain unchanged.



     The Reverse Stock Split will also result in some shareholders owning "odd lots" of less than 100 shares of Common Stock received as a result of the Reverse Stock Split. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.



     The Company is authorized to issue 35,000,000 shares of Common Stock, of which ___________shares were issued and outstanding at the close of business on the Record Date (August 31, 1998).



     Adoption of the Reverse Stock Split will reduce the shares of Common Stock outstanding on the Record Date from __________ to approximately __________ (assuming a 1 for 4 Reverse Stock Split and could reduce the number of outstanding common shares to approximately __________ assuming a 1 for 10 Reverse Stock Split) but will not effect the number of authorized shares of Common Stock. After the Reverse Stock Split, the Company estimates that it will have approximately the same number of shareholders. Except for the receipt of cash in lieu of fractional interests, the reverse stock split will not affect any shareholder's proportionate equity interest in the Company.



     As a result of the Reverse Stock Split, the Company will have a greater number of authorized but unissued shares of Common Stock than prior to the Reverse Stock Split. The increase in the authorized but unissued shares of Common Stock could make a change in control of the Company more difficult to achieve. Under certain circumstances, such shares of Common Stock could be used to create voting impediments to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. Such shares could be sold privately to purchasers who might side with the Board of Directors in opposing a takeover bid that the Board determines is not in the best interests of the Company and its shareholders.



     The increase in the authorized but unissued shares of Common Stock also may have the effect of discouraging an attempt by another person or entity, through acquisition of a substantial number of shares of Common Stock, to acquire control of the Company with a view to effecting a merger, sale of assets or a similar transaction, since the issuance of new shares could be used to dilute the stock ownership of such person or entity. Shares of authorized but unissued Common Stock could be issued to a holder who would thereby have sufficient voting power to assure that any such business combination or any amendment to the Company's Articles of Incorporation would not receive the shareholder vote required for approval thereof. The Board of Directors has no current plans to issue any shares of Common Stock for any such or other purpose, and does not intend to issue any stock except on terms or for reasons which the Board of Directors deems to be in the best interests of the Company.



     The Common Stock is currently listed on the NASDAQ SmallCap Market, under the trading symbol SEPCE.


EXCHANGE OF STOCK CERTIFICATES AND PAYMENT FOR FRACTIONAL SHARES


     The combination and reclassification of shares of Common Stock pursuant to the Reverse Stock Split will occur automatically on the Effective Date without any action on the part of shareholders of the Company and without regard to the date certificates representing shares of Common Stock prior to the Reverse Stock Split are physically surrendered for new certificates. If the number of shares of Common Stock to which a holder is entitled as a result of the Reverse Stock Split would otherwise include a fraction, the Company will pay to the shareholder, in lieu of issuing fractional shares of the Company, cash in an amount equal to the same fraction multiplied by four times the average closing price of the Common Stock on the NASDAQ SmallCap Market for the five days immediately preceding the Effective Date. A change in the closing price of the Common Stock will affect the amount received by shareholders in lieu of fractional shares.



     As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of certificates for shares of Common Stock to be used in forwarding such certificates for surrender and exchange for certificates representing the number of shares of Common Stock such shareholder is entitled to receive as a consequence of the Reverse Stock Split. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of such transmittal form, each shareholder should surrender the certificates representing shares of Common Stock prior to the Reverse Stock Split, in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of Common

Stock that he holds as a result of the Reverse Stock Split and any cash payable in lieu of a fractional share. SHAREHOLDERS SHOULD NOT SEND THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM.



     After the Effective Date, each certificate representing shares of Common Stock outstanding prior to the Effective Date (an "Old Certificate") will, until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of the whole number of shares of Common Stock, and the right to receive from the Company the amount of cash for any fractional shares, into which the shares of Common Stock evidenced by such certificate have been converted by the Reverse Stock Split, except that the holder of such unexchanged certificates will not be entitled to receive any dividends or other distributions payable by the Company after the Effective Date, until the Old Certificates have been surrendered. Such dividends and distributions, if any, will be accumulated, and at the time of surrender of the Old Certificates, all such unpaid dividends or distributions will be paid without interest.


CERTAIN FEDERAL INCOME TAX CONSIDERATIONS


     The following discussion describes certain material federal income tax considerations relating to the Reverse Stock Split. This discussion is based upon the Internal Revenue Code of 1986 (the "Code"), existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion. All shareholders should consult with their own tax advisors.



     This discussion may not address certain federal income tax consequences that may be relevant to particular shareholders in light of their personal circumstances (such as persons subject to the alternative minimum tax) or to certain types of shareholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local, or foreign laws.



SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS, AND ANY PENDING OR PROPOSED LEGISLATION.


     The Company should not recognize any gain, or loss as a result of the Reverse Stock Split. No gain or loss should be recognized by a shareholder who receives only Common Stock upon the Reverse Stock Split. A shareholder who receives cash in lieu of a fractional share of Common Stock that otherwise would be held as a capital asset generally should recognize capital gain or loss on an amount equal to the difference between the cash received and the shareholder's basis in such fractional share of Common Stock. For this purpose, a shareholder's basis in such fractional share of Common Stock will be determined as if the shareholder actually received such fractional share. Except as provided with respect to fractional shares, the aggregate tax basis of the shares of Common Stock held by a shareholder following the Reverse Stock Split will equal the shareholder's aggregate basis in the Common Stock held immediately prior to the Reverse Stock Split and generally will be allocated among the shares of Common Stock held following the Reverse Stock Split on a pro-rata basis. Shareholders who have used the specific identification method to identify their basis in shares of Common Stock combined in the Reverse Stock Split should consult their own tax advisors to determine their basis in the post-Reverse Stock Split shares of Common Stock received in exchange therefor.


REQUIRED VOTE FOR APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL


     The affirmative vote of the holders of a majority of the Common Stock present or represented at the Special Meeting is required to approve the Reverse Stock Split Proposal. Proxies solicited by the Board of Directors will be voted in favor of this Proposal unless stockholders specify otherwise.


THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE REVERSE STOCK SPLIT PROPOSAL.



                                OTHER BUSINESS



     The Board of Directors does not know of any matters to be presented for consideration at the Special Meeting other than the matters described in the Notice of Special Meeting, but if other matters are presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their judgment.



                            SOLICITATION OF PROXIES



     The accompanying Proxy is solicited by the Board of Directors, and the cost of such solicitation will be borne by the Company. Proxies may be solicited by directors, officers and employees of the Company, none of whom will receive any additional compensation for his or her services. Solicitation of Proxies may be made personally or by mail, telephone, telegraph, facsimile or messenger. The Company will pay persons holding shares of the Common Stock in their names or in the names of nominees, but not owning such shares beneficially (such as brokerage houses, banks and other fiduciaries) for the reasonable expense of forwarding soliciting materials to their principals.



                              By Order of the Board of Directors



                              Dr. Gerold Weser
                              Chairman of the Board of Directors
                              And Chief Executive Officer


New York, New York
August 31, 1998

                    SEILER POLLUTION CONTROL SYSTEMS, INC.
                  Proxy for Special Meeting of Stockholders



              This Proxy is solicited by the Board of Directors



KNOW ALL MEN BY THESE PRESENTS that I (we), the undersigned Stockholder(s) of Seiler Pollution Control Systems, Inc. (the "Company"), do hereby nominate, constitute and appoint Dr. Gerold Weser and Alan B. Sarko or either of them (with full power to act alone), my true and lawful attorney(s) with full power of substitution, for me and in my name, place and stead to vote all the Common Stock of said Company, standing in my name on the books on the record date, August 24, 1998, at a Special Meeting of its Stockholders to be held at Seiler Pollution Control Systems, Inc. located at 555 Metro Place North, Suite 100, Dublin, Ohio 43017, on September 24, 1998, at 9:00 a.m., local time, or at any postponement or adjournments thereof, with all the powers the undersigned would possess if personally present.

This Proxy, when properly executed, will be voted as directed below. In the absence of any direction, the shares represented hereby will be voted for the proposal to reverse split the issued and outstanding shares of Company Common Stock.

[ ]  Please mark your votes in this example.

1. Approval of the proposal to reverse stock split the currently issued and outstanding shares of Company Common Stock on the basis of no less than 1 for 4 and no greater than 1 for 10; the exact number, (if any) within such parameter to be determined by the Board of Directors in its discretion.


          For      Against    Abstain
          [ ]         [ ]       [ ]


The Board of Directors recommends a vote FOR approval.

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.



                              SIGNATURE(S) _________________


                                      _________________________


                              DATE _______________________________



NOTE: Please sign exactly as the name(s) appear hereon. Joint owners should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.